Valneva SE 20-F

Exhibit 10.7

SUPPLY PRODUCT SCHEDULE Product VLA2001_Final

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

PRODUCT SCHEDULE SARS-Cov-2 (DRUG BULK PRODUCT)

This Product Schedule (this “Product Schedule”) is entered into as of November 26, 2021 (“Effective Date”) by and between:

(1)	VALNEVA AUSTRIA GMBH whose registered office is at Campus Vienna Biocenter 3, 1030 Vienna, Austria (“Valneva”)

(2)	IDT Biologika GmbH, whose principal place of business is at Am Pharmapark, 06861 Dessau-Rosslau, Germany (“IDT”).

Each of Valneva and IDT shall be referred to as a “Party” herein, and together as the “Parties”.

1.	Agreement

This Product Schedule is entered into by IDT and Valneva as envisaged by Clause 1.1 of the Master Supply and Commercial Manufacturing Services Agreement between the Parties dated November 26, 2021 (“Master Agreement”). The terms and conditions of the Master Agreement shall be incorporated into this Product Schedule.

This Product Schedule concerns (i) the Manufacturing, Release and Shipment of [***] Batches of Product (as defined below) of Valneva’s proprietary vaccine candidate VLA2001 for SARS-CoV-2 in calendar year 2022 for which IDT reserved capacity in accordance with the VLA2001 Manufacturing Services Agreement between the Parties with the effective date [***] (“MSA”) and this Product Schedule and which quantity shall be ordered by Valneva in accordance with this Product Schedule, and (ii) the call option for Valneva to request the Manufacturing, Release and Shipment of further Batches in calendar year 2023.

In case of any conflict between this Product Schedule and the Master Agreement, the provisions of this Product Schedule shall prevail, provided that any QAA (as defined below) shall prevail for all matters concerning quality related matters pertaining to the Product.

2.	Definitions

2.1	“Batch” shall mean the output of a series of manufacturing steps in accordance with the Specification(s) [***] of Product.

2.2	“Conflict of interest” shall mean a situation where the Manufacture and performance of related Services by IDT is compromised for reasons involving family, emotional life, political or national affinity, related to the subject matter of the Master Agreement and/or this Product Schedule.

2.3	“Expected Yield” shall be defined in Clause 5.4.

SUPPLY PRODUCT SCHEDULE Product VLA2001_Final

2.4	“Firm Supply Commitment” shall be defined in Clause 6.3.

2.5	“Product” means the fully formulated bulk drug product material Manufactured in accordance with and conforming to the Specifications set forth in Appendix A attached hereto.

2.6	“Shipment” shall be defined in Clause 8.1.

2.7	“Late Delivery Fee” shall be defined in Clause 8.7.

2.8	“Price” means the price for the Products as set out in Clause 10.1 to this Product Schedule.

2.9	“QAA” means the Quality Assurance Agreement entered into between the Parties and signed on [***], defining the Parties’ responsibilities of and to the interaction between the Parties with respect to quality assurance practice requirements and the good manufacturing practice requirements relating to the Manufacturing of the Product in accordance with GMP (including EU and US GMP guidelines).

Any capitalized terms used but not defined in this Project Schedule shall have the meanings ascribed to them in the Master Agreement.

3.	Reservation Fee, Capacity Reservation and Reservation Period

3.1	In the MSA the Parties agreed that IDT would commit to reserve the required capacity at IDT’s production facilities in Dessau-Rosslau sufficient to secure the Manufacture of certain Batches of Bulk Drug Product (as defined in the MSA) for commercial supply. In accordance therewith, the Parties hereby agree that IDT will reserve capacity necessary for the Manufacture of a total of [***] Batches of Product during calendar year 2022 (“Capacity Reservation”).

3.2	The Parties acknowledge that the Parties agreed in the MSA that Valneva shall make a total payment of [***] to IDT upon [***] (the “Capacity Reservation Fee”) and that a certain portion of the Capacity Reservation Fee accounted for IDT’s verified external recruitment costs. The Parties further acknowledge that the Capacity Reservation Fee less the recruitment costs shall be credited proportionally, as set forth in Clause 10.2 below, against Batches of Product purchased.

3.3	The Capacity Reservation Fee paid by Valneva and credited in accordance with Clause 10.2 below, shall be non-refundable, except in case IDT fails to provide all or part of the capacity which is to be reserved pursuant to this Product Schedule, in which event IDT shall refund to Valneva [***]. Such refund shall be in addition to any other remedy available to Valneva under this Product Schedule and/or under the Master Agreement due to IDT’s failure to Manufacture, Release and Ship Product under the 2022 Firm Orders.

4.	Term AND TERMINATION of Product Schedule

4.1	This Product Schedule shall enter into effect on November 26, 2021 (“Effective Date”) and shall remain in effect until 31 December 2023, or as otherwise agreed upon between the Parties, unless terminated earlier by either Party as permitted under the Master Agreement (“Term”).

SUPPLY PRODUCT SCHEDULE Product VLA2001_Final

4.2	Should IDT fail to deliver [***] successful PPQ Batches Manufactured under the Manufacturing Services Agreement between the Parties effective as of [***] (“MSA”) on or before [***], then Valneva shall have the right to terminate this Product Schedule, subject to Clause 11.3, without incurring any liabilities. The shipment of the last of the [***] PPQ Batches under quarantine on or before [***] shall be decisive for the determination of the timely delivery.

4.3	In addition to the termination provisions set forth in Clause 19 of the Master Agreement and above, Valneva shall have the right to terminate any outstanding Batches ordered in accordance with Appendix B but not Shipped to Valneva by [***]. For clarity, Valneva shall have no obligation to pay any cancellation fee according to Clause 5.2.2 of the Master Agreement.

5.	Manufacturing Terms AND YIELD

5.1	Valneva Background IP: IDT acknowledges and agree that the manufacturing process pertaining to the Product is Valneva Background IP. The Parties do not anticipate that IDT will use any of its Background IP in the Manufacturing of Product, however in case there is such a need, Clause 1.3.3 of the Master Agreement shall apply.

5.2	Manufacturing Plan. The Manufacturing activities to be performed for the supply of the Firm Purchase Orders until certain weeks for calendar year 2022 are set forth in the manufacturing plan (“Manufacturing Plan”) attached hereto as Appendix B. The Manufacturing activities to be performed until certain months for the supply of Product related to the Batches Called, upon Valneva’s exercise of the option as defined in Clause 6.2, are set forth in the manufacturing plan for calendar year 2023 attached hereto as Appendix G (“2023 Manufacturing Plan”).

5.3	Specifications including Master Batch Record. IDT shall Manufacture the Product in accordance with the requirements set forth in the Master Agreement and in accordance with the master batch records. The Product shall comply with the Specifications described in Appendix A-1 and the expectations set forth in Appendix A-2 (“Valneva Expectations”). The Valneva Expectations shall only be relevant if and to the extent they are part of the marketing authorization of the Product. The compliance of Product Shipped by IDT with the Valneva Expectations shall be tested by Valneva. In case of Regulatory Authorities requests revisions or additions to the Specifications set forth in Appendix A-1 and/or the Valneva Expectations such revisions shall be agreed upon and implemented in accordance with Clause 25.6 of the Master Agreement. IDT warrants that the Product (1) shall comply with the Specifications for the Product and (2) shall be Manufactured in accordance with GMP in effect at the time of Manufacture.

5.4	Yield. After finalization of the Manufacture of the first [***] Batches, the Parties will review actual yields of each Batch (“Actual Yield”) and calculate the average yield according to the Yield Calculation (Appendix E), which will become the “Expected Average Yield“. Thereafter, on a regular basis, after the Manufacture and Shipment of each following [***] Batches, within [***] of such Shipment, the Actual Yield of each Batch of Product of that [***] Batches and the Expected Average Yield shall be reconciled and reported to the JSC. If upon reconciliation the Actual Yields in average for the applicable [***] Batches are above [***] of the Expected Average Yield, Valneva shall pay the Batch Price of Product set forth in Clause 10.1 below. If IDT fails to meet the Expected Average Yield by [***] or more in that period, then IDT will credit Valneva with [***].

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The Parties shall determine and discuss in good faith the minimum formulation volume and the minimum titer per Batch (“Minimum Yield”) after the successful production of the [***] consecutive PPQ batches in accordance with the MSA and in addition the Specifications defined in Appendix A-1 and Appendix A-2. Batches with lower yields than the Minimum Yield shall be considered a Product in Non-Conformance and Clause 10 of the Master Agreement shall apply to such Product in Non-Conformance.

6.	Firm Purchase Orders FOR 2022, CALL Option FOR DOSES IN 2023 AND SUPPLY COMMITMENT

6.1	Firm Purchase Orders for Manufacture and Shipment in 2022: Valneva herewith orders [***] Batches of Product to be Manufactured by IDT in calendar year 2022 as further set forth in Appendix B (“Firm Purchase Orders”).

6.2	Call Option for Calendar Year 2023: Valneva has the right to request the Manufacture of between [***] and [***] Batches to be Manufactured and Shipped by IDT to Valneva in calendar years 2022 and 2023 in accordance with the 2023 Manufacturing Plan (Appendix G) (“Call Option”) and undertakes to notify IDT as follows:

Number of Batches Called for Manufacturing	Call Option Date	Capacity Slot Fee
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

On [***] the Call Option expires and Valneva has to pay a capacity slot fee of [***] unless Valneva has exercised the option in accordance with the table above. For clarity, Valneva has the right, at its own discretion, not to exercise the Call Option on or before [***] without any liabilities. Valneva shall inform IDT in writing not later than by [***] in case Valneva does not wish to exercise the Call Option whereby the Call Option will expire upon notice.

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IDT shall Manufacture the amount of Batches called for (“Batches Called”) in accordance with the indicated call option dates (“Call Option Dates”) set forth above in accordance with the 2023 Manufacturing Plan (Appendix F). For clarity, if and to the extent IDT has to Manufacture replacement Product related to the Firm Purchase Orders after the initially planned Manufacturing slots according to Appendix B, the 2023 Manufacturing Plan shall start at an accordingly later time and the Manufacturing Dates shall be shifted accordingly. IDT will reserve Manufacturing capacity for the applicable Batches Called and will Manufacture and Ship such Batches covered by Valneva’s Purchase Orders in accordance with the 2023 Manufacturing Plan.

SUPPLY PRODUCT SCHEDULE Product VLA2001_Final

6.3	Firm Supply Commitment: IDT hereby commits to Manufacture and Ship to Valneva [***] Batches in accordance with the Manufacturing Plan set forth in Appendix B and for calendar year 2023 IDT commits to Manufacture and Ship the amount of Batches Called by Valneva in accordance with Clause 6.2 above, provided that the PPQ runs, which are essential part of the transfer, have been manufactured successfully by IDT (“Firm Supply Commitment”). If one or several PPQ runs are not successful, the Parties shall discuss in good faith an amendment to the Appendices B and G, taking the new manufacturing dates due to the delayed delivery of the PPQ batches into consideration, subject always that if PPQ runs are not successful on or after [***], Clause 4.1 above shall apply.

6.4	In accordance with Clause 5.2 of the Master Agreement, Valneva shall ‘take or pay’ for its Firm Purchase Orders for 2022 and for the amount of Batches Called in 2023 in accordance with Clause 6.2 above. In addition to Clause 5.2 of the Master Agreement the following shall apply: If IDT fails to provide all or part of the capacity which is to be reserved pursuant to this Product Schedule and IDT’s Firm Supply Commitment, IDT shall refund to Valneva [***] and Valneva’s obligations to ‘take and pay’ for its Firm Purchase Order shall cease.

7.	Forecast and Order Procedures

7.1	Forecasts: The Parties agree that there will be no forecasting process for the calendar years 2022 and 2023.

7.2	Purchase Orders: On or before the [***] following each calendar quarter Valneva shall provide to IDT Purchase Orders covering Valneva’s purchases of the Product during the following calendar quarter pursuant to its Firm Purchase Orders set forth in Appendix B or any Batches Called as set forth in Appendix G, as the case may be.

Without modifying or limiting IDT’s obligations hereunder to Manufacture and Ship Product or Valneva’s obligations to purchase Product, IDT, without undue delay, will send to Valneva a written confirmation of each Purchase Order that complies with the terms of this Product Schedule or inform Valneva of a noncompliant Purchase Order and, thereafter, if the Purchase Order is noncompliant, Valneva will promptly issue a compliant Purchase Order. Unless any Purchase Order is rejected by IDT within [***] after IDT’s receipt, said Purchase Order shall be deemed to have been accepted by IDT. Notwithstanding anything to the contrary, IDT is not permitted to reject Purchase Orders to the extent they are consistent with the Firm Purchase Orders or any Batches Called.

8.	REPORTING, SHIPMENT AND LATE DELIVERY FEE

8.1	Reporting: IDT shall provide Valneva with the following reports:

On the date of finalization of the Manufacture of a Batch, and in any event not later than the date of Shipment of Product, IDT shall provide Valneva with a report including Valneva Materials used during the Manufacture together with the Actual Yield in litres of such a Batch (“Consumption Report”),and

Not later than by [***] in any calendar month, IDT shall provide Valneva with a stock report listing all Valneva Material that remains unused by IDT at the last day of the of the foregoing calendar month. Such stock report shall be sent to the email address: [***].

SUPPLY PRODUCT SCHEDULE Product VLA2001_Final

8.2	Shipment under Quarantine: The Product shall be Shipped to Valneva under quarantine [***] following the Manufacturing together with the Written Statement (defined below) and otherwise in accordance with the QAA (“Shipment under Quarantine”). For the sake of clarity, at the time of such Shipment under Quarantine no testing results will be available to Valneva. For further clarification, IDT shall invoice the Price upon Shipment under Quarantine. IDT shall inform Valneva including sending an email to the following email-address: [***] upon Shipment of the Product.

Further Processing post Shipment: Upon Shipment, IDT shall provide Valneva with a written statement that, based on the documentation available at the date of Shipment, the Product has been Manufactured in accordance with GMP and that no critical deviations occurred during Manufacture (“Written Statement”). After Shipment Valneva shall be solely responsible for the further processing of Product Shipped under Quarantine and assume losses which occur thereafter due to such further processing of Product except in case Product is determined to be in Non-Conformance after Shipment (e.g. test results received after Shipment) and such Non-Conformance is caused by IDT’s wilful intent.

8.3	Terms of Shipment: Furthermore, the following terms apply to Shipment:

Incoterm	[***]
Packaging Requirements	As specified in the Specifications
Labelling Requirements	As specified in the Specifications

8.4	Commercial Documentation: IDT shall Ship the Products to Valneva ready for sale/export with the necessary documentation, including export documentation in accordance with the applicable Incoterms it being understood that no IDT QP Release Statement is available on the date of the Shipment.

8.5	Quality Assurance Documentation: IDT shall provide the IDT QP Release Statement and any other documentation as set out in the QAA without undue delay after the Shipment.

8.6	Risk and Title: Risk in the Products shall pass to Valneva in accordance with Clause 8.3. Title and ownership shall transfer at the same time as risk.

8.7	Delays: In case IDT fails to Ship the Product [***] following the Manufacturing in accordance with Exhibit B or Appendix G (“Shipment Date”) for reasons due to IDT’s fault, and such delay remains for a period longer than [***], IDT shall pay Valneva, a late delivery fee (“Late Delivery Fee”) of [***], up to a maximum of [***].

SUPPLY PRODUCT SCHEDULE Product VLA2001_Final

8.7.1	If the delay remains for a period longer than [***], Valneva shall have the right to cancel the Purchase Order pertaining to the Batche(s) delayed. In the event of the cancellation of the Firm Order, 1) IDT shall pay the Late Delivery Fee to Valneva in accordance with Clause 8.7 above, and 2) Valneva shall have no obligation to pay any cancellation fee according to Clause 5.2.2 of the Master Agreement.

8.7.2	In case of delays and the successive cancellation of a Purchase Order pertaining to a Shipment of Non-Conforming Product, Clause 10 of the Master Agreement apply.

9.	Supply and Stock Management

9.1	The Parties agree that IDT shall Ship the Products within [***] after the Manufacturing and hence no storage capacity is needed. If necessary, the Parties shall discuss the storage of Product in good faith which storage shall be subject to IDT’s standard storage fees according to Appendix D.

10.	Price and Payment

10.1	The Price per Batch shall be [***], and (ii) [***], in each case [***].

10.2	The following terms apply to the Price and payment for the Products:

Payment Period	Payments shall be made in accordance with the Master Agreement
Invoice Currency	Euro
Invoice Address	[***]
IDT Bank Account	[***]
Pro rata credit of Capacity Reservation Fee	The Capacity Reservation Fee paid (or payable) according to Clause 3.2 above less the verified recruitment costs shall be credited proportionally against the invoices for the Shipment of the number of Batches which correspond to the Capacity Reservation. For the sake of clarity, subject to Clause 3.3, if and to the extent, for any reason outside IDT’s scope of responsibility, Valneva does not order the Product corresponding to such Batches to be Manufactured in the applicable Reservation Period in accordance with this Product Schedule and the Master Agreement, IDT shall be entitled to retain the relevant part of the Capacity Reservation Fee.

SUPPLY PRODUCT SCHEDULE Product VLA2001_Final

11.	Supply of Valneva Materials and Other Materials

11.1	In this Clause:

Valneva Materials	mean the materials shown in Appendix C “Valneva Materials”.
Valneva Materials Forecast	Valneva Materials shall be procured by Valneva in accordance with the IDT Forecast for Valneva Materials set forth in Clause 8.1 of the Master Agreement.
Other Materials	has the meaning described in Clause 11.3.
Certification

means the act of approving (accepting) quality control results provided in the Certificate of Analysis by Valneva in relation to specific Valneva Materials, eliminating the need to undertake some, or all, quality control tests.

11.2	Supply of Valneva Materials: Valneva, at its sole cost and expense, shall supply Valneva Materials to IDT in accordance with this Product Schedule and the Master Agreement and in accordance with the IDT Forecast.

11.3	Other Materials: IDT shall procure all other materials required in order to perform its obligations in accordance with the terms of this Product Schedule (“Other Materials”). All Other Materials used by IDT shall comply with the standards set out in, and shall be inspected by IDT in accordance with the QAA. IDT shall use Commercially Reasonable Efforts to procure Other Materials in due time before Manufacture, however IDT shall not be responsible for any delays in the procurement of such Other Material or any failure of a supplier to deliver Other Materials or third party testing services if IDT used Commercially Reasonable Efforts in the procurement process and to the extent the delay or non-delivery is not otherwise due to IDT’s fault. In case Other Materials have not been consumed and used in the Manufacturing of Batches, in case of termination or expiration of this Product Schedule or the Agreement and in case Valneva has not exercised the Call Option any and all Other Materials shall be delivered to Valneva not later than within [***] post termination or expiration or receipt of notice that Valneva will not exercise the Call Option. In such case Valneva shall pay [***] (“Termination Fee”). For clarity, any 2022 Advance Payment according to Clause 11.5 or 2023 Advance Payment according to Clause 11.6 remaining for the 2022 and 2023 Manufacturing Plan shall be deducted from the Termination Fee (also in case of Call Option not exercised). For the avoidance of doubt, any Advanced Payment not credited against an invoice will be paid back to Valneva.

11.4	Other Materials Provided by Valneva: The Parties acknowledge that Valneva has materials on stock which may be used to Manufacture Batches in 2022 instead of using Other Materials procured by IDT (“Valneva Other Materials”). Valneva shall have the right to request and the Parties shall discuss in good faith IDT’s use of Valneva Other Material to Manufacture Batches in 2022 which Valneva Other Materials shall be provided by Valneva as Valneva Material. The Parties shall agree on the usage of Valneva Other Materials and the addition of the Valneva Other Materials to the Valneva Material (Appendix C) for a limited time in an Amendment to this Product Schedule and in particular an amended Appendix C. For clarity, such Other Materials procured from Valneva shall be excluded from the definition of Termination Fee.

SUPPLY PRODUCT SCHEDULE Product VLA2001_Final

11.5	Advance Payment for the 2022 Manufacturing Plan. Valneva shall pay [***] on or after the Effective Date to finance the procurement by IDT of the Other Materials which is needed to Manufacture the Batches in accordance with Appendix B (“2022 Advance Payment”). IDT shall credit the 2022 Advanced Payment against the [***] last Batches delivered to Valneva in accordance with Appendix B in a way that with the invoice for the last Batch the 2022 Advanced Payment shall be consumed.

11.6	Advance Payment for the 2023 Manufacturing Plan. IDT shall procure Other Materials required for the fulfilment of the 2023 Manufacturing Plan as set forth in Appendix H right after the Effective Date and then on a quarterly basis following the Effective Date. Valneva shall make an initial advanced payment for such Other Materials in the amount set forth in Appendix H on or after the Effective Date and thereafter on a quarterly basis for the Other Materials to be procured in the following quarter (“2023 Advance Payments”). The 2023 Advanced Payments shall be credited against the [***] last deliveries of Batches Called in a way that with the invoice for the last Batch shipped in 2023 the 2023 Advanced Payment shall be consumed.

11.7	Wastage and Loss: IDT shall use Commercially Reasonable Efforts to minimize wastage of Valneva Materials and Other Materials.

11.8	Keep Separate: IDT shall separate all Valneva Materials and mark such Materials appropriately or as otherwise set forth in the Master Agreement.

11.9	Inventory Stock Count. In addition to Clause 25.7, Valneva and/or its representatives shall, have the right to attend the regular stock count on Valneva Materials performed by IDT. IDT shall provide Valneva with notice on such stock count not later than [***] in advance. Such inventory stock count shall be free of charge to Valneva.

11.10	Quality and Testing: IDT shall manage quality control, inspection and testing of Valneva Materials according to the relevant specifications and test methods. IDT shall certify sources of Valneva Materials according to IDT procedures and GMP. If Certification is applied for Valneva Materials, IDT shall at the minimum perform identity testing to mitigate quality and safety, health and environmental risks. Valneva will upon the result of such investigation handle any claims against the suppliers of the Valneva Materials.

12.	Recalls

12.1	The decision to initiate a Recall or to take other corrective action, if any, with respect to the Product will be made by Valneva. In case of a recall, IDT undertakes to assist Valneva in the recall process, as appropriate, having regard to Applicable Laws, and especially (a) the EU Guidelines for Good Manufacturing Practice for Medicinal Products for Human Use and Veterinary Use – Part 1 – Chapter 8 “Complaints, Quality Defects and Product Recalls” and (b) the compilation of Community procedures on inspections and exchange information in the meaning of article 3 (1) of the Commission Directive 2003/94/EC of 8 October 2003 laying down the principles and guidelines of good manufacturing practice in respect of medicinal products for human use and investigational medicinal products for human use.

SUPPLY PRODUCT SCHEDULE Product VLA2001_Final

13.	MISCELLANEOUS

13.1	Confidentiality and Trade Secrets. Clause 15 of the Master Agreement (Confidentiality and Trade Secrets) shall be incorporated hereby by reference. Trade secrets relevant to this Product Schedule is attached hereby as Appendix F.

13.2	Approved Services Provider: IDT acknowledges and agrees that IDT have been approved by the European Commission (“EC”) as a services provider to Valneva. IDT shall provide Valneva with all corporate documents, regulatory licences requested by the EC necessary for such approval without undue delay after receipt of request.

13.3	Access to Information. In addition to Clause 17 of the Master Agreement the Parties hereby agree that in case a Third Party brings any action against Valneva, the European Commission or any Participating Member State pertaining to the Product, IDT shall give Valneva, or an independent expert, access to reasonable information necessary for Valneva to assess liabilities. This information shall include data generated relevant to the Manufacturing of the Product including quality control data.

13.4	Checks and audits. The Parties acknowledge that the European Commission (“EC”) and the European Anti-Fraud Office (“OLAF”) may check or require an audit on Valneva and its subcontractors (“EC Audit”). IDT hereby agrees to abide by the provisions set forth in this Clause 13.4.

An EC Audit may be carried out either by OLAF’s own staff or by any outside body authorised to do so on its behalf, provided that such auditor may not be a competitor of IDT or any other conflict of interest exists.

EC Audits may be initiated at any time during business hours during the Term this Project Schedule and up to [***] years starting from the payment of the last Purchase Order issued under this Project Schedule.

The EC Audit procedure is initiated on the date of receipt of the letter sent by Valneva and/or the European Commission, and Valneva and/or the European Commission shall provide a reasonable prior notice to IDT. EC Audits are carried out on a confidential basis.

EC Audit missions scope applies to IDT’s compliance with applicable regulatory standards insofar as relevant for the Manufacture and Shipment of Product under the Master Agreement and this Product Schedule. EC Audit missions may not be extended to a broader audit of IDT’s activities or IDT’s contractual relations, which do not involve Valneva.

IDT must grant the appropriate right of access to sites and premises where the Product is Manufactured for, and Shipped to Valneva, and to all information, including information in electronic format, needed to conduct such checks and audits. IDT must use its Commercially Reasonable Efforts to ensure that the information is readily available at the moment of the EC Audit and, if so requested, that information is handed over in an appropriate format. The auditor must, insofar possible, comply with all applicable and reasonable security measures notified to Valneva and/or the European Commission by IDT, and minimize disruption in IDT’s operations, subject to this not creating any material obstacles for the performance of the auditor’s tasks.

On the basis of the findings made during an EC Audit, a provisional report is drawn up. Valneva or its authorised representative must send the provisional report to IDT, and IDT has [***] following the date of receipt to submit observations. IDT shall receive a final report within [***] following the expiry of the deadline to submit observations.

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If, on the basis of the final EC Audit findings, Valneva wishes to challenge all or part of the payments made under the Master Agreement and/or this Product Schedule, and the Parties cannot reach an agreement, any dispute between the Parties in this respect shall be settled under Clause 22.12 of the Master Agreement.

In accordance with Council Regulation (Euratom, EC) No 2185/96 of 11 November 1996 concerning on-the-spot checks and inspection carried out by the European Commission in order to protect the European Communities’ financial interests against Fraud and other Irregularities and Regulation (EU, Euratom) No 883/2013 of the European Parliament and of the Council of 11 September 2013 concerning investigations conducted by the European Anti-Fraud Office, the European Anti- Fraud Office may carry out investigations, including on the spot checks and inspections, to establish whether there has been Fraud, corruption or any other illegal activity under the Master Agreement and this Product Schedule affecting the financial interests of the European Union. Findings arising from an investigation may lead to criminal prosecution under national law.

The investigations may be carried out at any moment during hours during the Term of this Project Schedule and up to [***] years starting from the payment of the last Purchase Order issued under this Project Schedule.

The Court of Auditors and the European Public Prosecutor’s Office established by Council Regulation (EU) 2017/1939 (‘the EPPO’) have the same rights as Valneva and the European Commission, particularly right of access, for the purpose of checks, audits and investigations.

13.5	Conflict of Interest and Professional Conflicting Interests. IDT must use Commercially Reasonable Efforts to prevent any situation of Conflict of Interest.

IDT must notify Valneva as soon as possible of any situation that could constitute a Conflict of Interest during the Term of this Project Schedule. IDT must immediately take action to rectify the situation.

If the action is not sufficient, Valneva may require IDT to take further action within a specified deadline which shall be reasonable taking into account the context of the situation.

IDT shall have the possibility to complete a rectification of the conflicting situation within a period of [***] or a shorter period if the urgency of the situation requires such shorter period.

13.6	Disclosure by the European Commission. IDT acknowledges that the European Commission, along with other agencies and offices of the European Union (collectively, the “European Institutions”), are subject to requirements under Regulation (EC) 1049/2001, which may require the European Institutions to disclose information to Third Parties on request. The European Commission commits itself to assess any request for access to a document that relates to the Master Agreement and this Project Schedule according to the exclusions or exceptions set forth in Regulation (EC) 1049/2001.

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13.7	The Parties agree that IDT shall provide regulatory support services consisting of the provisions of data and documents pertaining to the Manufacturing of Product to support finalization of the initial Product registration (Marketing Authorization) in the EU free of charge.

SUPPLY PRODUCT SCHEDULE Product VLA2001_Final

Execution

This Product Schedule is executed by the authorised representatives of the Parties as of the Effective Date.

SIGNED for and on behalf of Valneva Austria GmbH	SIGNED for and on behalf of IDT Biologika GmbH
By:	By:
Name: [***]	Name: [***]
Title: [***]	Title: [***]
Date: 29 November 2021	Date: 26 November 2021

SIGNED for and on behalf of Valneva Austria GmbH
By:
Name: [***]
Title: [***]
Date: 29 November 2021

SUPPLY PRODUCT SCHEDULE Product VLA2001_Final

Appendix A-1 – Manufacturing Specifications and Product Specifications

[***]

SUPPLY PRODUCT SCHEDULE Product VLA2001_Final

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Appendix A-2 – Valneva Expectation

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SUPPLY PRODUCT SCHEDULE Product VLA2001_Final

Appendix B – Manufacturing Plan, Firm Purchase Orders (2022)

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Appendix C - Valneva Materials to be supplied in accordance with the IDT Forecast

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Appendix D - Storage Fees pertaining to Product in accordance with Section 9.1

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Appendix E – Expected Yields and Yield Calculation

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Appendix F - Valneva Trade Secrets

[***]

SUPPLY PRODUCT SCHEDULE Product VLA2001_Final

Appendix G –2023 Manufacturing Plan

[***]

SUPPLY PRODUCT SCHEDULE Product VLA2001_Final

Appendix H – Other Materials for 2023 Manufacturing Plan

[***]